November 20, 2000

                        THE FLIPPIN, BRUCE & PORTER FUNDS
                        ---------------------------------

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund

                  Supplement to Prospectus dated August 1, 2000

     The Prospectus, dated August 1, 2000, of the Flippin, Bruce & Porter Funds (the "Funds") is hereby amended to reflect the following new information:

New Transfer Agent
------------------

The Funds have approved Ultimus Fund Solutions, LLC as the new transfer agent of the Funds.

New Toll-Free Number
--------------------

The Funds' toll-free number has changed. Call 1-866-738-1127 for information or assistance.

Address of Funds
----------------

Inquiries concerning the Funds or shareholder accounts, and orders to purchase or redeem shares of the Funds should now be addressed to:

               The Flippin, Bruce & Porter Funds
               c/o Ultimus Fund Solutions, LLC
               P.O. Box 46707
               Cincinnati, Ohio 45246-0707

For persons desiring to invest in the Funds by bank wire, your bank should now use the following wire instructions:

               Firstar Bank
               ABA #042000013
               For FBP Funds #19945-6740
               For either: FBP Contrarian Equity Fund or
                           FBP Contrarian Balanced Fund
               For further credit to: [shareholder's name and account #]

For further information concerning purchases or redemptions of Fund shares, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND

                                 AUGUST 1, 2000
                            REVISED NOVEMBER 20, 2000

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                Table of Contents
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES...........................................  2
DESCRIPTION OF BOND RATINGS..................................................  6
INVESTMENT LIMITATIONS.......................................................  8
TRUSTEES AND OFFICERS........................................................  9
INVESTMENT ADVISOR........................................................... 14
ADMINISTRATOR................................................................ 15
DISTRIBUTOR.................................................................. 15
OTHER SERVICES............................................................... 16
BROKERAGE.................................................................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 17
PURCHASE OF SHARES........................................................... 18
REDEMPTION OF SHARES......................................................... 19
NET ASSET VALUE DETERMINATION................................................ 19
ALLOCATION OF TRUST EXPENSES................................................. 20
ADDITIONAL TAX INFORMATION................................................... 20
CAPITAL SHARES AND VOTING.................................................... 21
CALCULATION OF PERFORMANCE DATA.............................................. 23
FINANCIAL STATEMENTS AND REPORTS............................................. 25

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") dated August 1, 2000. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both the FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies which are well established, more experienced and better financed. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are rated lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Balanced Fund's net assets and the Balanced Fund will not invest in issues rated lower than B by either rating service. The Advisor carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Advisor's judgment, improving.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds rated B  generally  lack  characteristics  of  desirable  investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:   Bonds  rated  A have a  strong  capacity  to pay  principal  and  interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Advisor believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:

NAME, POSITION,                             PRINCIPAL OCCUPATION                     COMPENSATION
AGE AND ADDRESS                             DURING PAST 5 YEARS                      FROM THE  TRUST
------------------                          --------------------                     ---------------

Austin Brockenbrough III (age 63)           President and Managing                         None
Trustee**                                   Director of Lowe, Brockenbrough
President                                   & Company, Inc.,
The Jamestown International Equity Fund     Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund      Director of Tredegar Industries,
6620 West Broad Street                      Inc. (plastics manufacturer) and
Suite 300                                   Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                   (global asset manager); Trustee
                                            of University of Richmond

John T. Bruce (age 46)                      Principal of                                   None
Trustee and Chairman**                      Flippin, Bruce & Porter, Inc.,
Vice President                              Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)           Physician                                      $12,500
Trustee**                                   Dermatology Associates of
931 Broad Street Road                       Virginia, P.C.,
Manakin Sabot, Virginia 23103               Richmond, Virginia

J. Finley Lee (age 60)                      Julian Price Professor Emeritus of             $12,500
Trustee                                     Business Administration
614 Grist Mill Lane                         University of North Carolina,
Chapel Hill, North Carolina 27514           Chapel Hill, North Carolina;
                                            Director of Montgomery Indemnity
                                            Insurance Co.; Trustee of Albemarle
                                            Investment Trust (registered
                                            investment company)

Richard Mitchell (age 51)                   Principal of                                   None
Trustee**                                   T. Leavell &  Associates, Inc.,
President                                   Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                 Chancellor of                                  $12,500
Trustee                                     University of Richmond,
University of Richmond                      Richmond, Virginia;
G19 Boatright Library                       Director of Tredegar
Richmond, Virginia 23173                    Industries, Inc. (plastics manufacturer)

                                       10

Harris V. Morrissette (age 40)              President of                                   $12,500
Trustee                                     Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                       Mobile, Alabama;
Mobile, Alabama  36693                      Chairman of Azalea Aviation, Inc.
                                            (airplane fueling)

Erwin H. Will, Jr. (age 67)                 Chief Investment Officer of                    $12,500
Trustee                                     Virginia Retirement System,
1200 East Main Street                       Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                 Senior Vice President and                      $13,500
Trustee                                     General Counsel of Stateside
2300 Clarendon Blvd.                        Associates, Inc., Arlington,
Suite 407                                   Virginia; Director of The Swiss
Arlington, Virginia 22201                   Helvetia Fund, Inc. (closed-end
                                            investment company)

John P. Ackerly IV (age 37)                 Portfolio Manager of                           None
Vice President                              Davenport & Company LLC,
The Davenport Equity Fund                   Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)               Executive Vice President of                    None
President                                   Davenport & Company LLC,
The Davenport Equity Fund                   Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 34)            Assistant Portfolio Manager of                 None
Vice President                              Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                 Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Robert G. Dorsey (age 43)                   Managing Director of Ultimus Fund              None
Vice President                              Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230              Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                      Prior to March 1999, President
                                            of Countrywide Fund Services, Inc.

                                       11

John M. Flippin (age 58)                    Principal of                                   None
President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                  Principal of                                   None
Vice President                              T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund              Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

J. Lee Keiger III (age 45)                  First Vice President and Chief Financial       None
Vice President                              Officer of Davenport & Company LLC,
The Davenport Equity Fund                   Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

R. Gregory Porter III (age 59)              Principal of                                   None
Vice President                              Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger                               Managing Director of Ultimus Fund              None
Treasurer                                   Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230              Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                      Prior to March 1999, First Vice President
                                            of Countrywide Fund Services, Inc.

Henry C. Spalding, Jr. (age 62)             Executive Vice President of                    None
President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                 Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John F. Splain (age 44)                     Managing Director of Ultimus Fund              None
Secretary                                   Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230              Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                      Prior to March 1999, First Vice President
                                            and Secretary of Countrywide Fund
                                            Services, Inc. and affiliated companies

                                       12

Connie R. Taylor (age 49)                   Administrator of                               None
Vice President                              Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                 Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                      Portfolio Manager of                           None
Vice President                              Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund      Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                President and Chief Executive                  None
Vice President                              Officer of Davenport & Company LLC,
The Davenport Equity Fund                   Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
--------------------------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.70% of the then-outstanding shares of the Equity Fund and less than 1% of the then-outstanding shares of the Balanced Fund. As of that same date, The Trust Company of Knoxville, 620 Market Street, Knoxville, Tennessee 37902, owned of record 19.86% of the then-outstanding shares of the Equity Fund and Strafe Company, P.O. Box 160, Westerville, Ohio 43086, owned of record 5.36% of the then-outstanding shares of the Balanced Fund.

                               INVESTMENT ADVISOR

Flippin, Bruce & Porter, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor, with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid the Advisor advisory fees of $401,831, $288,068 and $184,384, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Balanced Fund paid the Advisor advisory fees of $477,345, $435,257 and $365,477, respectively.

John M. Flippin, John T. Bruce and R. Gregory Porter III own all the capital stock of the Advisor and therefore control the Advisor. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the

The Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions. The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25,000,000, 0.125% of such assets from $25,000,000 to $50,000,000 and 0.10% of such assets in excess of $50,000,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Prior to November 20, 2000, Integrated Fund Services, Inc. ("Integrated"), P.O. Box 5354, Cincinnati, Ohio 45201, provided the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. For the fiscal years ended March 31, 2000, 1999 and 1998, Integrated received fees of $99,752, $73,470 and $48,798, respectively, from the Equity Fund and $114,954, $105,848 and $91,365, respectively, from the Balanced Fund.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Underwriting Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Balanced Fund was $51,285, $43,130 and $20,094, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Equity Fund was $73,194, $45,762 and $36,236, respectively.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commission to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long term or short term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                        The Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

If your instructions request a redemption by wire, you will be charged a processing fee by the Fund's Custodian. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share of each Fund is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government securities may not be taxable for state income tax purposes. Other state income tax implications and federal income tax implications may apply. You should consult your tax advisor for further information.

ADDITIONAL TAX INFORMATION. The FBP Contrarian Equity Fund had net realized capital losses of $758,759 during the period November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

                            CAPITAL SHARES AND VOTING

The Funds are each no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued in addition to the Equity Fund and the Balanced Fund described in this Prospectus; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and the Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n = ERV. The average annual total return quotations for the Equity Fund for the one year, five year and since inception (July 30, 1993) period ended March 31, 2000 are -5.40%, 16.62% and 14.88%, respectively. The average annual total return quotations for the Balanced Fund for the one year, five year, ten year and since inception (July 3, 1989) periods ended March 31, 2000, are -1.87%, 14.07%, 11.96% and 10.94%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation): it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2000 were 2.65% and 1.32%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as

S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                                  ANNUAL REPORT
                                 March 31, 2000

                          FBP Contrarian Balanced Fund
                           FBP Contrarian Equity Fund

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
  and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 23, 2000
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ended March 31, 2000. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

                                               Twelve         Three        Five
                                               Months         Years       Years
                                               ---------------------------------
FBP Contrarian Equity Fund ..............      -5.40%         12.28%      16.62%
FBP Contrarian Balanced Fund ............      -1.87%         11.59%      14.07%

REVIEW AND OUTLOOK

The past year has been a difficult period of performance as the value style of management has been out of favor. Common stock returns were dominated by the excitement of high growth industries such as technology, telecommunication, biotechnology and most anything related to the Internet, as valuations expanded to unprecedented levels. Simultaneously, valuations for stocks with value characteristics compressed to lows not witnessed in many years. As a general rule, stocks with the highest valuations performed the best, while those with attractive valuations performed poorly. Federal Reserve actions to raise short-term interest rates to slow the economy and prevent future inflation negatively impacted the earnings expectations of traditional value stocks. Additionally, momentum investing came into vogue as the thought of owning companies for any reason other than price appreciation was dismissed. Much of this thinking changed during mid March, just before the fiscal year-end. Since March 10, 2000, which was the day the NASDAQ Index peaked, the Funds have improved nicely in valuation while the previous high technology leaders have dropped substantially in price.

The outlook for the economy this year continues to be excellent. Gross Domestic Product is expected to increase about 4.5 to 5% for the year. Unemployment remains low and inflation should only move up modestly to 2.5 - 3%. Corporate profits are now forecasted to increase 10 - 15%, which is higher than previously expected. The risk to this outlook is future interest rate increases by the Federal Reserve, which could slow the economy more than expected. Such action on a short-term basis can be negative for financial markets, but longer term is a positive. The economy is adapting quickly to technological advances and we believe it is the established companies in the marketplace, or "Old Economy" stocks, that will benefit as they change their business models and become more competitive.

Our investment process for stocks is geared toward thorough fundamental research, combined with an understanding of historical valuation relationships to judge which investments are appropriate for the Funds. The recovery in price in recent weeks, we believe, reflects an indication of the potential for the Funds. We continue to find high quality companies with real earnings and assets, which are trading, in many cases, well below normal valuations and at levels not seen for many years. We are taking advantage of opportunities in the bond market by gradually increasing the corporate and agency investments in the Balanced Fund, as a result of widening yield spreads over U.S. Treasuries.

Again, we recognize that this past year has been a disappointment in performance, for all of us as shareholders. We believe strongly in our investment approach and its ability to provide competitive returns on a long-term basis. Our firm continues to grow and we are committed to providing the necessary people and resources to meet the Funds' investment objectives. We thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

COMPARATIVE CHARTS

Performance for each Fund is compared below to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long-term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                           FBP CONTRARIAN EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                           March 2000
                                           ----------
FBP Contrarian Equity Fund                   $25,246
Standard & Poor's 500 Index                  $38,346
Consumer Price Index                         $11,772

Past performance is not predictive of future performance.

                      ------------------------------------
                           FBP Contrarian Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      (5.40)%    16.62%        14.88%
                      ------------------------------------

             * Initial public offering of shares was July 30, 1993

                          FBP CONTRARIAN BALANCED FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
  Balanced Fund, the Stancerd & Poor's 500 Index and the Consumer Price Index

                                           March 2000
                                           ----------
FBP Contrarian Balanced Fund                 $30,545
Standard & Poor's 500 Index                  $61,556
Consumer Price Index                         $13,719

Past performance is not predictive of future performance.


                      ------------------------------------
                          FBP Contrarian Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      (1.87)%    14.07%        11.96%
                      ------------------------------------

              * Initial public offering of shares was July 3, 1989

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS -- 96.3%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS-- 2.7%
     7,000    Dow Chemical Company .............................   $    798,000
    20,000    Great Lakes Chemical Corporation .................        680,000
                                                                   ------------
                                                                      1,478,000
                                                                   ------------
              COMMERCIAL BANKING -- 12.2%
    50,000    Banc One Corporation .............................      1,718,750
    34,000    BankAmerica Corporation ..........................      1,782,875
    16,000    Chase Manhattan Corporation ......................      1,395,000
    31,875    Citigroup, Inc. ..................................      1,890,586
                                                                   ------------
                                                                      6,787,211
                                                                   ------------
              COMMUNICATIONS-- 2.6%
    11,500    GTE Corporation ..................................        816,500
    18,000    Harris Corporation ...............................        622,125
                                                                   ------------
                                                                      1,438,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 12.5%
    20,000    Compaq Computer Corporation ......................        532,500
    20,000    Electronic Data Systems Corporation ..............      1,283,750
     6,600    Hewlett-Packard Company(b) .......................        874,913
    24,000    International Business Machines Corporation ......      2,832,000
    50,000    Novell, Inc.(a) ..................................      1,431,250
                                                                   ------------
                                                                      6,954,413
                                                                   ------------
              CONSUMER GOODS & SERVICES -- 7.6%
    50,000    American Greetings Corporation - Class A .........        912,500
    84,000    Archer-Daniels-Midland Company ...................        871,500
    76,000    Cendant Corporation(a) ...........................      1,406,000
    11,400    Philip Morris Companies, Inc. ....................        240,825
    40,000    Shaw Industries, Inc. ............................        607,500
    13,000    UST, Inc. ........................................        203,125
                                                                   ------------
                                                                      4,241,450
              DRUGS/MEDICAL EQUIPMENT-- 7.5%
    11,000    Amgen, Inc.(a) ...................................        675,125
    16,000    Bristol-Myers Squibb Company .....................        924,000
    16,000    Johnson & Johnson ................................      1,121,000
    35,000    Mallinckrodt, Inc. ...............................      1,006,250
     7,600    Merck & Company, Inc. ............................        472,150
                                                                   ------------
                                                                      4,198,525
                                                                   ------------
              DURABLE GOODS-- 5.5%
    30,000    Armstrong World Industries, Inc. .................        536,250
    43,000    Engelhard Corporation ............................        650,375
     4,150    General Electric Company .........................        644,028
    88,000    Waste Management, Inc. ...........................      1,204,500
                                                                   ------------
                                                                      3,035,153
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCE-- 4.8%
    25,000    SLM Holding Corporation ..........................   $    832,813
    37,000    The St. Paul Companies, Inc. .....................      1,262,625
    56,000    United Dominion Realty ...........................        563,500
                                                                   ------------
                                                                      2,658,938
                                                                   ------------
              FUNERAL SERVICES-- 0.5%
   100,000    Service Corporation International ................        300,000
                                                                   ------------
              INSURANCE-- 5.8%
    24,400    Aetna Life & Casualty Company ....................      1,358,775
     5,500    The Chubb Corporation ............................        371,594
    90,000    UnumProvident Corporation ........................      1,530,000
                                                                   ------------
                                                                      3,260,369
                                                                   ------------
              OIL & GAS-- 6.4%
    20,000    El Paso Energy Corporation .......................        807,500
    16,400    Equitable Resources, Inc. ........................        734,925
    15,000    Kerr-McGee Corporation ...........................        866,250
    13,000    Schlumberger Limited .............................        994,500
     3,523    Transocean Sedco Forex, Inc. .....................        180,773
                                                                   ------------
                                                                      3,583,948
                                                                   ------------
              PACKAGING-- 1.7%
    58,000    Crown Cork & Seal Company, Inc. ..................        928,000
                                                                   ------------
              PHOTOGRAPHICAL PRODUCTS-- 2.3%
    24,000    Eastman Kodak Company ............................      1,303,500
                                                                   ------------
              PRINTING-- 2.4%
    65,000    R. R. Donnelley & Sons Company ...................      1,360,937
                                                                   ------------
              RETAIL STORES-- 14.7%
    19,000    Avado Brands, Inc. ...............................         53,437
    40,000    CBRL Group, Inc. .................................        400,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    85,000    Dillard's, Inc. ..................................      1,397,187
    48,000    IKON Office Solutions, Inc. ......................        297,000
    45,000    K-Mart Corporation(a) ............................        435,938
    45,000    SUPERVALU, INC ...................................        852,188
    60,000    The Pep Boys - Manny, Moe & Jack .................        356,250
    80,000    Toys R Us, Inc.(a) ...............................      1,185,000
    25,400    Wal-Mart Stores, Inc. ............................      1,409,700
                                                                   ------------
                                                                      8,212,950
                                                                   ------------
              TRANSPORTATION-- 6.3%
    30,000    FedEx Corporation(a) .............................      1,170,000
    35,000    Trinity Industries, Inc. .........................        829,063
    39,000    Union Pacific Corporation ........................      1,525,875
                                                                   ------------
                                                                      3,524,938
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              TRAVEL & INVESTMENT SERVICES-- 0.8%
     3,000    American Express Company(b) ......................   $    446,813
                                                                   ------------

              TOTAL COMMON STOCKS-- (Cost $45,715,560) .........   $ 53,713,770
                                                                   ------------

================================================================================
    SHARES    SHORT-TERM CORPORATE NOTES-- 4.1%                        VALUE
--------------------------------------------------------------------------------
   987,359    American Family Services Demand Note .............   $    987,359
   590,000    Warner Lambert Variable Demand Note ..............        590,000
   175,148    Wisconsin Corporate Central Credit
                Union Variable Demand Note .....................        175,148
   536,000    Wisconsin Electric Power Company
                Variable Demand Note ...........................        536,000
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (COST $2,288,507)   $  2,288,507
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.4%
                (COST $48,004,067) .............................   $ 56,002,277

              LIABILITIES IN EXCESS OF OTHER ASSETS--(0.4%)            (211,614)
                                                                   ------------


              NET ASSETS-- 100.0% ..............................   $ 55,790,663
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 2000
================================================================================
                                                    MARKET
  OPTION                                           VALUE OF          PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                  OPTIONS          RECEIVED
--------------------------------------------------------------------------------
              Hewlett-Packard Company,
        66      05/20/00 at $140 .............   $     54,450      $     79,404
                                                 ============      ============

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS -- 69.1%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS-- 2.4%
     8,200    Dow Chemical Company .............................   $    934,800
    14,100    Great Lakes Chemical Corporation .................        479,400
                                                                   ------------
                                                                      1,414,200
                                                                   ------------
              COMMERCIAL BANKING-- 8.2%
    35,000    Banc One Corporation .............................      1,203,125
    20,000    BankAmerica Corporation ..........................      1,048,750
    15,350    Chase Manhattan Corporation ......................      1,338,328
    22,000    Citigroup, Inc. ..................................      1,304,875
                                                                   ------------
                                                                      4,895,078
                                                                   ------------
              COMMUNICATIONS-- 2.8%
    15,000    GTE Corporation ..................................      1,065,000
    17,000    Harris Corporation ...............................        587,563
                                                                   ------------
                                                                      1,652,563
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 9.1%
    11,500    Compaq Computer Corporation ......................        306,188
    20,000    Electronic Data Systems Corporation ..............      1,283,750
     4,100    Hewlett-Packard Company(b) .......................        543,506
    17,600    International Business Machines Corporation ......      2,076,800
    43,000    Novell, Inc.(a) ..................................      1,230,875
                                                                   ------------
                                                                      5,441,119
                                                                   ------------
              CONSUMER GOODS & SERVICES -- 6.0%
    33,000    American Greetings Corporation - Class A .........        602,250
    66,150    Archer-Daniels-Midland Company ...................        686,306
    70,000    Cendant Corporation(a) ...........................      1,295,000
    19,000    Philip Morris Companies, Inc. ....................        401,375
    29,000    Shaw Industries, Inc. ............................        440,437
     8,500    UST, Inc. ........................................        132,813
                                                                   ------------
                                                                      3,558,181
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 5.1%
     7,500    Amgen, Inc.(a) ...................................        460,313
    12,200    Bristol-Myers Squibb Company .....................        704,550
    10,000    Johnson & Johnson ................................        700,625
    28,000    Mallinckrodt, Inc. ...............................        805,000
     6,400    Merck & Company, Inc. ............................        397,600
                                                                   ------------
                                                                      3,068,088
                                                                   ------------
              DURABLE GOODS-- 4.5%
    30,000    Armstrong World Industries, Inc. .................        536,250
    30,500    Engelhard Corporation ............................        461,312
     6,000    General Electric Company .........................        931,125
    55,000    Waste Management, Inc.(a) ........................        752,812
                                                                   ------------
                                                                      2,681,499
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 69.1% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              FINANCE-- 3.8%
    24,000    SLM Holding Corporation ..........................   $    799,500
    29,000    The St. Paul Companies, Inc. .....................        989,625
    50,000    United Dominion Realty ...........................        503,125
                                                                   ------------
                                                                      2,292,250
                                                                   ------------
              FUNERAL SERVICES-- 0.4%
    70,000    Service Corporation International ................        210,000
                                                                   ------------
              INSURANCE-- 4.0%
    11,300    Aetna Life & Casualty Company ....................        629,269
     7,000    American International Group .....................        766,500
    60,000    UnumProvident Corporation ........................      1,020,000
                                                                   ------------
                                                                      2,415,769
                                                                   ------------
              OIL & GAS-- 4.7%
    20,000    El Paso Energy Corporation .......................        807,500
     6,800    Equitable Resources, Inc. ........................        304,725
    10,000    Kerr-McGee Corporation ...........................        577,500
    12,000    Schlumberger Limited .............................        918,000
     3,388    Transocean Sedco Forex Inc. ......................        173,846
                                                                   ------------
                                                                      2,781,571
                                                                   ------------
              PACKAGING-- 1.1%
    40,000    Owens-Illinios, Inc. .............................        675,000
                                                                   ------------
              PHOTOGRAPHICAL PRODUCTS-- 1.0%
    11,000    Eastman Kodak Company ............................        597,437
                                                                   ------------
              PRINTING-- 1.6%
    46,000    R. R. Donnelley & Sons Company ...................        963,125
                                                                   ------------
              RETAIL STORES-- 9.3%
    23,300    Avado Brands, Inc. ...............................         65,531
    15,000    CBRL Group, Inc. .................................        150,000
    21,200    Circuit City Stores, Inc. ........................      1,290,550
    59,000    Dillard's, Inc. ..................................        969,812
    34,000    IKON Office Solutions, Inc. ......................        210,375
    39,500    K-Mart Corporation(a) ............................        382,656
    34,000    SUPERVALU, INC ...................................        643,875
    48,000    Toys R Us, Inc.(a) ...............................        711,000
    20,000    Wal-Mart Stores, Inc. ............................      1,110,000
                                                                   ------------
                                                                      5,533,799
                                                                   ------------
              TRANSPORTATION-- 3.8%
    20,200    FedEx Corporation(a) .............................        787,800
    20,000    Trinity Industries, Inc. .........................        473,750
    25,000    Union Pacific Corporation ........................        978,125
                                                                   ------------
                                                                      2,239,675
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 69.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              TRAVEL & INVESTMENT SERVICES-- 1.3%
     5,500    American Express Company .........................   $    819,156
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $26,842,565) ...........   $ 41,238,510
                                                                   ------------

================================================================================
 PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 16.2%           VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 11.7%
$1,000,000      5.875%, due 06/30/00 ...........................   $    999,688
 1,000,000      4.625%, due 12/31/00 ...........................        986,875
   500,000      5.625%, due 02/28/01 ...........................        496,563
 1,000,000      4.875%, due 03/31/01 ...........................        985,000
   750,000      5.625%, due 05/15/01 ...........................        743,204
   750,000      6.125%, due 12/31/01 ...........................        744,610
   500,000      6.625%, due 04/30/02 ...........................        500,782
   500,000      6.375%, due 08/15/02 ...........................        498,594
   500,000      6.25%, due 02/15/03 ............................        497,344
   500,000      7.25%, due 05/15/04 ............................        515,469
                                                                   ------------
                                                                      6,968,129
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS -- 4.5%
 1,000,000      7.00%, due 07/02/09 ............................        957,267
   855,000      6.75%, due 03/28/14 ............................        783,563
 1,000,000      8.00%, due 08/19/14 ............................        974,805
                                                                   ------------
                                                                      2,715,635
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $9,764,605) ..............................   $  9,683,764
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 11.9%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 5.0%
              Bankers Trust New York Corporation,
$  750,000      7.375%, due 05/01/08 ...........................   $    734,204
              General Motors Acceptance Corporation,
 1,000,000      5.50%, due 01/14/02 ............................        969,670
              Macsaver Financial Services,
   500,000      7.60%, due 08/01/07 ............................        295,000
              Northern Trust Company,
 1,000,000      7.10%, due 08/01/09 ............................        964,766
                                                                   ------------
                                                                      2,963,640
                                                                   ------------
              INDUSTRIAL-- 5.3%
              Hertz Corporation,
 1,000,000      6.00%, due 01/15/03 ............................        954,910
              Hilton Hotels Corporation,
   300,000      7.70%, due 07/15/02 ............................        292,741
              The Kroger Company,
 1,000,000      7.65%, due 04/15/07 ............................        976,036

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 PAR VALUE    CORPORATE BONDS-- 11.9% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL-- 5.3% (CONTINUED)
              Raychem Corporation,
$1,000,000      7.20%, due 10/15/08 ............................   $    967,304
                                                                   ------------
                                                                      3,190,991
              UTILITIES-- 1.6%
              Ohio Power Company,
 1,000,000      6.75%, due 07/01/04 ............................        969,190
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $7,459,141) ..........   $  7,123,821
                                                                   ------------

================================================================================
    SHARES    SHORT-TERM CORPORATE NOTES-- 2.3%                        VALUE
--------------------------------------------------------------------------------
   705,884      Warner Lambert Variable Demand Note ............   $    705,884
   198,946      Wisconsin Corporate Central Credit
                  Union Variable Demand Note ...................        198,946
   470,256      Wisconsin Electric Power Company
                  Variable Demand Note .........................        470,256
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (COST $1,375,086)   $  1,375,086
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
                (COST $45,441,397) .............................   $ 59,421,181

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5%              251,363
                                                                   ------------

              NET ASSETS-- 100.0%                                  $ 59,672,544
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 2000
================================================================================
                                                    MARKET
  OPTION                                           VALUE OF          PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                  OPTIONS          RECEIVED
--------------------------------------------------------------------------------
              Hewlett-Packard Company,
        41      05/20/00 at $110 ............    $     33,825      $     49,327
                                                 ============      ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
============================================================================================
                                                                    FBP             FBP
                                                                Contrarian       Contrarian
                                                                  Equity          Balanced
                                                                   Fund             Fund
--------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost .................................    $ 48,004,067     $ 45,441,397
                                                               ============     ============
      At value (Note 1) ...................................    $ 56,002,277     $ 59,421,181
   Dividends and interest receivable ......................         116,203          367,863
   Receivable for capital shares sold .....................           6,681           11,845
   Other assets ...........................................           6,282            6,913
                                                               ------------     ------------
      TOTAL ASSETS ........................................      56,131,443       59,807,802
                                                               ------------     ------------
LIABILITIES
   Dividends payable ......................................           3,330           19,859
   Payable for capital shares redeemed ....................         222,146           26,764
   Accrued investment advisory fees (Note 3) ..............          31,121           34,421
   Accrued administration fees (Note 3) ...................           8,115            8,815
   Other accrued expenses and liabilities .................          21,618           11,574
   Covered call options, at value (Notes 1 and 4)
      (premiums received $79,404 and $49,327, respectively)          54,450           33,825
                                                               ------------     ------------
      TOTAL LIABILITIES ...................................         340,780          135,258
                                                               ------------     ------------

NET ASSETS ................................................    $ 55,790,663     $ 59,672,544
                                                               ============     ============

Net assets consist of:
   Paid-in capital ........................................    $ 48,526,258     $ 45,317,605
   Accumulated net realized gains (losses)
      from security transactions ..........................        (758,759)         359,653
   Net unrealized appreciation on investments .............       8,023,164       13,995,286
                                                               ------------     ------------
Net assets ................................................    $ 55,790,663     $ 59,672,544
                                                               ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) .............       2,679,549        3,371,292
                                                               ============     ============
Net asset value, offering price and redemption
   price per share (Note 1) ...............................    $      20.82     $      17.70
                                                               ============     ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2000
===================================================================================================
                                                                            FBP             FBP
                                                                         Contrarian      Contrarian
                                                                           Equity         Balanced
                                                                            Fund            Fund
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................    $   129,796     $ 1,272,671
   Dividends .......................................................        877,412         734,532
                                                                        -----------     -----------
      TOTAL INVESTMENT INCOME ......................................      1,007,208       2,007,203
                                                                        -----------     -----------
EXPENSES
   Investment advisory fees (Note 3) ...............................        401,831         477,345
   Administration fees (Note 3) ....................................         99,752         114,954
   Custodian fees ..................................................         11,622          10,814
   Professional fees ...............................................          8,226          11,826
   Postage and supplies ............................................          4,600          10,164
   Trustees' fees and expenses .....................................          8,279           8,279
   Registration fees ...............................................         13,401           8,136
   Printing of shareholder reports .................................          7,047           4,447
   Pricing costs ...................................................          1,373           4,456
   Insurance expense ...............................................          1,898           2,785
   Other expenses ..................................................          1,744             414
                                                                        -----------     -----------
      TOTAL EXPENSES ...............................................        559,773         653,620
                                                                        -----------     -----------

NET INVESTMENT INCOME ..............................................        447,435       1,353,583
                                                                        -----------     -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains on security transactions .....................         19,813       3,284,271
   Net realized gains on option contracts written ..................        181,902         155,564
   Net change in unrealized appreciation/depreciation on investments     (4,466,329)     (5,918,726)
                                                                        -----------     -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................     (4,264,614)     (2,478,891)
                                                                        -----------     -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS .........................    $(3,817,179)    $(1,125,308)
                                                                        ===========     ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================
                                                                FBP Contrarian                   FBP Contrarian
                                                                  Equity Fund                     Balanced Fund
                                                         ---------------------------------------------------------------
                                                             Year             Year             Year             Year
                                                            Ended            Ended            Ended            Ended
                                                           March 31,        March 31,        March 31,        March 31,
                                                             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ............................    $    447,435     $    242,390     $  1,353,583     $  1,191,705
   Net realized gains on:
      Security transactions .........................          19,813          685,564        3,284,271        2,907,950
      Option contracts written ......................         181,902           40,022          155,564           45,055
   Net change in unrealized appreciation/
      depreciation on investments ...................      (4,466,329)       2,399,274       (5,918,726)         954,092
                                                         ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations      (3,817,179)       3,367,250       (1,125,308)       5,098,802
                                                         ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .......................        (447,435)        (243,458)      (1,353,716)      (1,195,675)
   From net realized gains ..........................        (960,474)        (725,822)      (3,080,182)      (2,953,025)
                                                         ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ....................      (1,407,909)        (969,280)      (4,433,898)      (4,148,700)
                                                         ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ........................      37,998,156        9,849,442       10,283,683        9,396,418
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ..............       1,209,728          836,052        4,276,985        4,014,589
   Payments for shares redeemed .....................     (23,170,015)      (3,427,898)     (14,291,631)      (5,338,725)
                                                         ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .......................      16,037,869        7,257,596          269,037        8,072,282
                                                         ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS .......................................      10,812,781        9,655,566       (5,290,169)       9,022,384

NET ASSETS
   Beginning of year ................................      44,977,882       35,322,316       64,962,713       55,940,329
                                                         ------------     ------------     ------------     ------------
   End of year (including undistributed net
      investment income of $0, $0,
      $0 and $133, respectively) ....................    $ 55,790,663     $ 44,977,882     $ 59,672,544     $ 64,962,713
                                                         ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold .............................................       1,730,106          471,229          541,893          494,996
   Reinvested .......................................          55,478           39,117          232,354          213,289
   Redeemed .........................................      (1,098,843)        (164,500)        (759,067)        (284,114)
                                                         ------------     ------------     ------------     ------------
   Net increase in shares outstanding ...............         686,741          345,846           15,180          424,171
   Shares outstanding at beginning of year ..........       1,992,808        1,646,962        3,356,112        2,931,941
                                                         ------------     ------------     ------------     ------------
   Shares outstanding at end of year ................       2,679,549        1,992,808        3,371,292        3,356,112
                                                         ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   22.57      $   21.45      $   16.08      $   14.21      $   11.21
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.18           0.13           0.19           0.22           0.24
   Net realized and unrealized gains (losses)
      on investments ...............................        (1.38)          1.50           5.98           2.24           3.05
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (1.20)          1.63           6.17           2.46           3.29
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.18)         (0.13)         (0.19)         (0.22)         (0.24)
   Distributions from net realized gains ...........        (0.37)         (0.38)         (0.61)         (0.37)         (0.05)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (0.51)         (0.80)         (0.59)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   20.82      $   22.57      $   21.45      $   16.08      $   14.21
                                                        =========      =========      =========      =========      =========

Total return .......................................        (5.40%)         7.74%         38.90%         17.65%         29.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  55,791      $  44,978      $  35,322      $  16,340      $   9,090
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets(a) .....         1.04%          1.08%          1.12%          1.21%          1.25%

Ratio of net investment income to average net assets         0.83%          0.63%          1.04%          1.50%          1.89%

Portfolio turnover rate ............................           20%            18%            10%             9%            12%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25% and 1.67% for the years ended March 31, 1997, and 1996, respectively.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   19.36      $   19.08      $   15.87      $   14.86      $   12.80
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.40           0.39           0.41           0.42           0.43
   Net realized and unrealized gains (losses)
      on investments ...............................        (0.74)          1.21           4.26           1.49           2.44
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (0.34)          1.60           4.67           1.91           2.87
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.40)         (0.39)         (0.41)         (0.42)         (0.43)
   Distributions from net realized gains ...........        (0.92)         (0.93)         (1.05)         (0.48)         (0.38)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (1.32)         (1.32)         (1.46)         (0.90)         (0.81)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   17.70      $   19.36      $   19.08      $   15.87      $   14.86
                                                        =========      =========      =========      =========      =========

Total return .......................................        (1.87%)         8.74%         30.22%         13.15%         22.86%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  59,673      $  64,963      $  55,940      $  40,854      $  35,641
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets ........         1.02%          1.04%          1.04%          1.08%          1.17%

Ratio of net investment income to average net assets         2.11%          2.05%          2.33%          2.65%          3.04%

Portfolio turnover rate ............................           31%            25%            21%            24%            17%

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of March 31, 2000:

--------------------------------------------------------------------------------
                                              FBP Contrarian      FBP Contrarian
                                                Equity Fund        Balanced Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $ 15,706,080        $ 18,083,642
Gross unrealized depreciation ..........         (7,682,916)         (4,088,356)
                                               ============        ============
Net unrealized appreciation ............       $  8,023,164        $ 13,995,286
                                               ============        ============

Federal income tax cost ................       $ 47,924,663        $ 45,392,070
                                               ============        ============
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund had net realized capital losses of $758,759 during the period November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,429,205 and $10,031,955, respectively, for the FBP Contrarian Equity Fund and $19,083,165 and $18,269,933, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, effective February 1, 2000, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Prior to February 1, 2000, each Fund paid the Advisor a fee, which was computed and accrued daily and paid monthly at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2000 is as follows:

---------------------------------------------------------------------------------------------------
                                                FBP Contrarian                FBP Contrarian
                                                  Equity Fund                  Balanced Fund
                                            -------------------------------------------------------
                                             Option          Option        Option          Option
                                            Contracts       Premiums      Contracts       Premiums
---------------------------------------------------------------------------------------------------
Options outstanding at beginning of year            55     $   31,062             85     $   65,437
Options written ........................           509        310,480            396        241,145
Options expired ........................          (363)      (181,903)          (295)      (155,564)
Options exercised ......................          (135)       (80,235)          (145)      (101,691)
                                            ----------     ----------     ----------     ----------
Options outstanding at end of year .....            66     $   79,404             41     $   49,327
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

5.   FEDERAL TAX INFORMATION (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000.
On October 31, 1999, the FBP Contrarian Equity Fund declared and paid a long-term capital gain distribution of $0.3775 per share and the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.8736 per share and a short-term capital gain distribution of $0.0501 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker
Philadelphia, Pennsylvania
April 28, 2000